SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                   July 21, 2003
                                                           ---------------------



                                  E-LOAN, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                      001-25621              77-0460084
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 (State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                    Identification No.)



    5875 ARNOLD ROAD, SUITE 100, DUBLIN, CALIFORNIA             94568
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       (Address of Principal Executive Offices)               (Zip Code)



                                 (925) 241-2400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  EXHIBITS

Exhibit 10.1 Third Amendment to Credit Agreement dated July 14, 2003 by and among E-LOAN, Inc., E-Loan Auto Fund One, LLC and Merrill Lynch Bank USA.

Exhibit 10.2 Third Amendment to Loan Agreement dated July 14, 2003 between E-LOAN, Inc. and Merrill Lynch Mortgage Capital Inc.

Exhibit 10.3 First Amendment to Servicing and Custodian Agreement dated July 14, 2003 by and among E-LOAN, Inc., E-Loan Auto Fund One, LLC and Systems & Services Technologies, Inc.

Exhibit 99.1        Press Release dated July 21, 2003,  entitled  "E-LOAN,  Inc.
                    Expands and Extends Auto Loan Credit Facility."


ITEM 9.  REGULATION FD DISCLOSURE.

On July 21, 2003, E-LOAN, Inc. (the "Company") issued a press release announcing that it has extended and expanded its auto loan credit facility with Merrill Lynch. The commitment under the credit facility was increased from $540 million to $800 million and the term of the credit facility was extended to support loan originations through July 2005. In addition, the Company announced that it had recently named Geoff Halverson as Senior Vice President of Auto Operations and had completed the transition of its Auto Operations from Jacksonville, Florida to Pleasanton, California. A copy of the press release is attached as Exhibit
99.1 to this Report and is incorporated herein by reference.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                          E-LOAN, INC.


Date:  July 22, 2003                      By: /s/ Matthew Roberts
                                              ----------------------------------
                                              Matthew Roberts
                                              Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
   No.    Description                                                   Page No.
--------  -----------                                                   --------

  10.1    Third  Amendment to Credit  Agreement dated July 14, 2003 by    10.1-1
          and among  E-LOAN,  Inc.,  E-Loan  Auto  Fund  One,  LLC and
          Merrill Lynch Bank USA.

  10.2    Third  Amendment  to Loan  Agreement  dated  July  14,  2003    10.2-1
          between E-LOAN, Inc. and Merrill Lynch Mortgage Capital Inc.

  10.3    First  Amendment to Servicing and Custodian  Agreement dated    10.3-1
          July 14, 2003 by and among  E-LOAN,  Inc.,  E-Loan Auto Fund
          One, LLC and Systems & Services Technologies, Inc.

  99.1    Press Release dated July 21, 2003,  entitled  "E-LOAN,  Inc.    99.1-1
          Expands and Extends Auto Loan Credit Facility."